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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison Covered Call & Equity Strategy Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI  53711

(Address of principal executive offices)(Zip code)

Steven J. Fredricks

Madison Legal and Compliance Department

550 Science Drive

Madison, WI  53711

(Name and address of agent for service)

Registrant's telephone number, including area code:  608-274-0300

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. s 3507.

Item 1.  Report to Shareholders.

Annual Report December 31, 2023

MADISON COVERED CALL & EQUITY STRATEGY FUND (MCN)

Active Equity Management combined with a Covered Call Option Strategy

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

1

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance | December 31, 2023

Management‘s Discussion of Fund Performance (unaudited)

Covered Call strategies, by their nature, are defensive. They are structured to knowingly sacrifice a portion of upside growth potential in order to provide additional downside protection. The Madison Covered Call & Equity Strategy Fund pursues these strategies by owning a very high quality portfolio of individual equities and selling equity call options on the portfolio holdings. The Fund provides a total return platform which seeks capital appreciation and a high distribution rate which is primarily sourced from selling call options and realizing capital gains on the underlying portfolio. It is a relatively concentrated, actively managed portfolio providing a defensive way to participate in U.S. equity markets.

“Socks for Christmas”

A “Santa rally” capped off an exceptional year for U.S. equities, the likes of which we underestimated. The long anticipated “Fed Pivot” and subsequent soft economic landing have been dangled in front of investors for much of 2023 and investors wholly bought into the story. However, by year-end, the story has yet to be written. The Fed has not yet pivoted and a soft-landing scenario remains a wish-list item. Yet, aside from an early autumn tantrum which saw stocks decline about 10%, the S&P 500 ended the year up over 26%, just a whisper below its all-time high.

You know when you were a kid and you wanted something special for Christmas. All year long, you’ve been hoping, anticipating and getting increasingly excited as the big day gets closer. However, when Christmas arrives, your much sought-after treasure is not under the tree … but you did get a nice pair of socks. While you’re thankful for the socks, you can’t help but be somewhat disappointed. Well, maybe next year.

Investors have been hoping, anticipating and getting excited about Fed rate cuts for almost a year now. As the holiday season grew closer, the anticipation became almost unbearable (pun intended). In the month of November alone, the S&P 500 rose 8.9% …. the 2nd best November performance in over 40 years. It wasn’t just the “magnificent 7” mega-cap stocks that drove the market higher as they did in the first half of the year. It was a broad rally which included most asset classes with the possible exceptions of energy commodities and the U.S. dollar. The momentum kept rolling in December supported by comments from the Fed chairman that were seemingly more dovish. So, investors went to sleep on Christmas Eve with visions of rate cuts and soft landings dancing in their heads, but all they got was a pair of socks. But hope remains. Maybe next year. Rate cuts are just around the corner. A soft landing is just around the corner. Right?

In past commentaries, we’ve argued that rates will eventually come down but that a recessionary environment would be the primary catalyst for any aggressive monetary easing and that the economy and markets would show signs of strain. But let’s assume that rates subside without a recession … the magical soft landing. In that scenario, inflation comes down further, the employment picture remains healthy, the consumer continues to spend and corporate profits keep rising. To be clear, this is the current market consensus. If this all comes to pass, the markets must have surely discounted such an environment. Since October 2022, the S&P 500 has soared 35% with 26% of that coming in calendar 2023. The market ended 2023 within spitting range of its all-time high set on January 3rd, 2022. The market’s valuation is only slightly lower than the previous market high. So, even if the fairytale ending becomes reality, where can the market possibly go from here? Now consider what might happen in the absence of a fairytale ending. Not a festive picture. But, at least you’ll have a new pair of socks.

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MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance - continued | December 31, 2023

How did the fund perform given the marketplace conditions during 2023?

Following a 10% correction from August to October, the S&P 500 roared into year-end with a final quarter’s performance of 11.7%. As noted above, much of that return came in the month of November as rate cuts expectations drove sentiment. While the strong market performance earlier in the year was dominated by a handful of mega-cap growth stocks, the late year rally has been characterized as a “buy everything” event. Small, mid and large cap equities all participated in similar degree. Although there remains a large divergence between the S&P 500 market weighted index vs its equally weighted version over the full year, in the 4th quarter their performances were very similar. Over the full year, the S&P 500 rose 26.3% while the BXM rose 11.8%. In the 4th quarter, the Fund returned 4.6%, ahead of the BXM, while posting a full year return of 10.7%, slightly behind the index. In comparison, on a stock price basis, the Fund rose 7.4%.

Cumulative Performance of $10,000 Investment

Average Annual Total Return (%) through December 31, 2023*
	1 yr	5 yr	10 yr
NAV	10.68%	11.12%	6.59%
Market	7.38%	15.58%	9.46%
S&P 500 TR USD	26.29%	15.69%	12.03%
CBOE S&P 500 BuyWrite BXM PR USD	11.82%	6.08%	5.58%

*The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Past performance is not predictive of future results.

2023 opened with a continuation of the rally which began following the market bottom in October 2022. Expectations for the Fed to pivot to lower rates fueled the rally. However, the Fed continued to raise rates 4 times in early 2023, albeit by only 25 basis points at a time. In springtime, just as the market momentum was waning, “artificial intelligence” took over the headlines and a renewed buying spree ensued almost exclusively led by a very small number of mega-cap growth stocks. By the end of July, with valuations becoming stretched in a very narrow market and the Fed just having raised rates again, the market took pause and corrected by about 10% through October. That set the stage for a renewal of the Fed Pivot mania which carried the market to its elevated year-end.

The Fund has consistently maintained a very defensive position for much of the year. The only quarter of underperformance relative to the BXM was the 2nd quarter which was dominated by the “magnificent 7” mega-cap growth stocks. Over the full year, the Fund’s cash allocation and call option coverage detracted from relative returns as would be expected in a strong upward trending market. Option coverage has remained consistently elevated throughout the year as we anticipated greater volatility and negative market sentiment than what occurred. Cash levels remained higher than normal as rising markets led to significant option assignment activity. While the Fund reinvested cash opportunistically, it became more challenging to find companies that met our valuation criteria. We anticipate more aggressively reinvesting as opportunities arise, particularly as we expect the impact of past monetary and fiscal tightening to negatively impact the economy in the relatively near future. The Fund came into the year with a tilt toward defensive sectors and less exposure to the higher flying and expensive Technology and Communication Services sectors. This gave the Fund a decidedly value oriented tilt which was not favorable given the robust move in growth stocks. We expect that as the economy weakens, the Fund’s value posture will help defend in a potentially weaker market environment. We are, however, prepared to move to a more balanced approach once the market environment allows.

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MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance - continued | December 31, 2023

As noted above, the Fund focused on defending during the year and, as such, stock selection was negatively impacted by this positioning. Many individual companies that lagged the market performance were focused on traditionally defensive areas such as Consumer Staples, Health Care and gold-related securities. The Fund was also underinvested in the ultra-hot mega-cap growth companies which led overall returns. Despite residing in the 2nd worst overall performing sector, several Energy related companies were among the Fund’s best performers over the full year. Holdings such as Transocean, Baker Hughes, Diamondback Energy and EQT generated very strong returns in a challenging commodity environment. Within the same sector, Apache was a weaker performer. Similarly, while the Health Care sector lagged, Fund holdings such as Agilent and Cencora had very strong stock performance while others within the sector such as CVS and Pfizer were among the laggards. Other laggards included T-Mobile and Las Vegas Sands, both of which continue to be high conviction holdings.

Sector allocation, as noted, came into the year with a defensive tilt and became increasingly defensive as the year progressed as valuations in the growth-oriented sectors became, in our view, excessive. As option assignment activity focused on higher growth areas, the destination of the reinvested cash moved toward areas of the market that were lagging and unloved such as Consumer Staples, Health Care and Utilities. As a result, the Fund has closed the year with a very defensive posture from a sector perspective. Over the full year, however, the Fund’s defensive positioning and underweighted exposure to the high-flying Technology, Communication Services and Consumer Discretionary sectors led to sector allocation detracting from relative returns. Given the current market valuation and lofty expectations, we feel very confident with the Fund’s defensive stance.

Describe the Fund’s portfolio equity and option structure:

As of December 31, 2023, the Fund held 41 equity securities and unexpired covered call options had been written against 87.4% of the Fund’s stock holdings. It is the strategy of the Fund to write “out-of-the-money” call options, and, as of December 31, 74% of the Fund’s call options (31 of 42 different options) remained “out-of-the-money”. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) On average, the call options in the fund were 3.1% out-the-money at year end with an average time to expiration of 42.2 days.

Which sectors are prevalent in the Fund?

From a sector perspective, the Fund's largest exposure as of December 31, 2023 was to the Health Care sector, followed by Consumer Staples, Energy, Financials and Materials. The most significant divergences from the sector weightings of the S&P 500 were over-weightings in the Energy and Consumer Staples sectors and under-weightings in the Information Technology, Financials and Industrial sectors.

Discuss the Fund’s security and option selection process:

The Fund is managed by primarily focusing on active stock selection before adding the call option overlay utilizing individual equity call options rather than index options. We use fundamental analysis to select solid companies with good growth prospects and attractive valuations. We then seek attractive call options to write on those stocks. It is our belief that this partnership of active management of the equity and option strategies provides investors with an innovative, risk-moderated approach to equity investing. The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership. As bottom-up investors, we focus on the fundamental businesses of our companies. Our stock selection philosophy strays away from the “beat the street” mentality, as we seek companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, we believe we bring elements of consistency, stability and predictability to our shareholders.

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MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance - continued | December 31, 2023

Once we have selected attractive and solid names for the Fund, we employ our call writing strategy. This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds an element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

Discuss how risk is managed through the Fund’s investment process:

Risk management is a critical component of the investment manager’s overall philosophy and investment process. The primary means for managing risk are as follows:

1. Focus on the underlying security. The manager’s bottom-up stock selection process is geared toward investing in companies with very strong fundamentals including market leadership, balance sheet strength, attractive growth prospects, sustainable competitive advantages, predictable cash flows, and high-quality management teams. Purchasing such companies at attractive valuations is vital to providing an added margin of safety and the manager’s “growth-at-a-reasonable-price" (GARP) philosophy is specifically tuned to such valuation discipline.

2. Active covered call writing. The manager actively sells (writes) individual equity call options on equities that are owned by the Fund. The specific characteristics of the call options ( strike price, expiration, degree of coverage) are dependent on the manager’s outlook on the underlying equity and/or general market conditions. If equity prices appear over-valued due to individual company strength or surging markets, the manager may choose to become more defensive with the Fund’s option strategy by selling call options that are closer to the current equity market price, generating larger option premiums which would help defend against a market reversal. The manager may also sell call options on a greater percentage of the portfolio in an effort to provide for more downside protection. Following a market downturn, the manager may sell options further out of the money in order to allow the Fund to benefit from a market recovery. In such an environment, the manager may also determine that a lesser percentage of the portfolio be covered by call options in order to more fully participate in market upside.

3. Cash management and timing. Generally, the manager believes that the Fund should be fully invested under normal market conditions. A covered call strategy is rather unique relative to most equity portfolios as the short term nature of call options can lead to the assignment or sale of underlying stock positions on a fairly regular basis. As a result, the Fund’s cash levels are likely to frequently fluctuate based on the characteristics of the call options and the market conditions. The thoughtful reinvestment of cash levels adds a layer of risk management to the investment process. This is most evident following a strong surge in equity prices above the strike prices of call options written against individual stocks in the fund (call options move in-the-money). This could lead to a larger than normal wave of stock sales via call option assignment which would increase the Fund’s cash position following a period of very strong stock performance. Given the manager’s disciplined focus on purchasing underlying securities at appropriate valuation levels, the immediate reinvestment of cash may be delayed until market conditions and valuations become more attractive. If market conditions continue to surge for a period of time, the Fund may underperform due to higher than normal cash levels, however, it is the manager’s belief that maintaining a strong valuation discipline will provide greater downside protection over a full market cycle.

What is the management’s outlook for the market and Fund in 2024?

Our biggest surprise in late 2023 was the market’s return to all-time highs and extended valuations. We continue to believe that the massive fiscal and monetary tightening that began in early 2022 will have an increasingly negative impact on the economy in 2024. However, the market appears to be discounting a “goldilocks” environment that disregards the possibility of such a negative scenario. As noted earlier, even if the needle is threaded perfectly and a soft landing is achieved, it is difficult to see a bull market continuing from current levels of exuberant expectations.

5

MCN | Madison Covered Call & Equity Strategy Fund | Management’s Discussion of Fund Performance - concluded | December 31, 2023

Currently, the consensus estimate for earnings on S&P 500 companies in 2024 is approximately $240. This represents a 10% increase over 2023. In 2025, the consensus sees an incremental 12% increase in earnings. The market is currently discounting these lofty estimates. Consensus estimates are an average of the best guesses of Wall Street investment strategists. It is not controversial to say that the consensus is typically wrong and, in many cases, extremely wrong. Only time will tell how wrong and in which direction the consensus has missed. Our belief is that the consensus is far too bullish and will be revised lower as time moves forward. As such, we will continue to position the Fund in a defensive manner with the goal of protecting capital in what we believe will be an increasingly volatile market environment in 2024.

SECTOR ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS AS OF 12/31/23
Communication Services	5.5%
Consumer Discretionary	5.7%
Consumer Staples	12.1%
Energy	10.8%
Financials	7.4%
Health Care	13.0%
Industrials	3.5%
Information Technology	3.3%
Materials	8.9%
Short Term Investment	24.7%
Utilities	5.1%

TOP TEN EQUITY HOLDINGS AS OF 12/31/23
% of Total Investments
Las Vegas Sands Corp.	3.9%
Transocean Ltd.	3.8%
BlackRock, Inc.	3.0%
AES Corp.	2.9%
Barrick Gold Corp.	2.8%
Medtronic PLC	2.8%
Elevance Health, Inc.	2.5%
APA Corp.	2.4%
Abbott Laboratories	2.4%
CVS Health Corp.	2.4%

6

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 76.9%
Communication Services - 5.7%
Alphabet, Inc., Class C * (A)	20,000	$2,818,600
Comcast Corp., Class A (A)	31,500	1,381,275
Lumen Technologies, Inc. * (B)	124,000	226,920
Meta Platforms, Inc., Class A * (A)	7,000	2,477,720
T-Mobile U.S., Inc. (A)	10,000	1,603,300
		8,507,815

Consumer Discretionary - 6.0%
Las Vegas Sands Corp. (A)	123,900	6,097,119
Nordstrom, Inc. (A)	156,000	2,878,200
		8,975,319
Consumer Staples - 12.7%
Archer-Daniels-Midland Co. (A)	40,000	2,888,800
Colgate-Palmolive Co. (A)	41,000	3,268,110
Constellation Brands, Inc., Class A (A)	12,000	2,901,000
Keurig Dr Pepper, Inc. (A)	103,000	3,431,960
PepsiCo, Inc. (A)	18,000	3,057,120
Target Corp. (A)	23,500	3,346,870
		18,893,860
Energy - 11.3%
APA Corp.	102,700	3,684,876
Diamondback Energy, Inc. (A)	20,000	3,101,600
EOG Resources, Inc. (A)	21,000	2,539,950
Matador Resources Co. (A)	27,000	1,535,220
Transocean Ltd. *	940,000	5,969,000
		16,830,646
Equity Real Estate Investment
Trusts (REITs) - 0.0%
American Tower Corp., REIT (A)	200	43,176

Financials - 7.8%
BlackRock, Inc. (A)	5,700	4,627,260
CME Group, Inc. (A)	10,000	2,106,000
Morgan Stanley (A)	18,000	1,678,500
PayPal Holdings, Inc. * (A)	51,300	3,150,333
		11,562,093
Health Care - 13.7%
Abbott Laboratories (A)	34,000	3,742,380
Agilent Technologies, Inc. (A)	17,000	2,363,510
CVS Health Corp. (A)	48,500	3,829,560
Elevance Health, Inc. (A)	8,200	3,866,792
Medtronic PLC (A)	53,300	4,390,854
Pfizer, Inc.	74,000	2,130,460
		20,323,556

Industrials - 3.7%
3M Co.	12,500	1,366,500
Cummins, Inc. (A)	6,400	1,533,248
United Parcel Service, Inc., Class B (A)	13,300	2,091,159
Veralto Corp.	5,333	438,693
		5,429,600
Information Technology - 3.4%
Ciena Corp. * (A)	37,500	$1,687,875
Texas Instruments, Inc. (A)	20,000	3,409,200
		5,097,075
Materials - 7.2%
Air Products & Chemicals, Inc. (A)	10,600	2,902,280
Barrick Gold Corp. (A)	244,500	4,423,005
Newmont Corp. (A)	80,000	3,311,200
		10,636,485
Utilities - 5.4%
AES Corp. (A)	234,000	4,504,500
NextEra Energy, Inc. (A)	57,000	3,462,180
		7,966,680

Total Common Stocks
(Cost $132,568,345 )		114,266,305

EXCHANGE TRADED FUNDS - 2.1%

VanEck Gold Miners ETF (A)	104,000	3,225,040

Total Exchange Traded Funds
( Cost $3,417,867 )		3,225,040

SHORT-TERM INVESTMENTS - 25.9%

State Street Institutional U.S. Government Money Market Fund, Premier Class (C), 5.32%	38,489,240	38,489,240

Total Short-Term Investments
( Cost $38,489,240 )		38,489,240

TOTAL INVESTMENTS - 104.9%
(Cost $174,475,452** )		155,980,585

TOTAL CALL & PUT OPTIONS WRITTEN - (2.3%)		(3,373,633)

NET OTHER ASSETS AND LIABILITIES - (2.6%)		(3,976,363)

TOTAL NET ASSETS - 100.0%		$148,630,589

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $172,801,008.
(A)	All or a portion of these securities’ positions, with a value of $103,674,896, represent covers (directly or through conversion rights) for outstanding options written.
(B)	All or a portion of these securities, with an aggregate fair value of $38,408, are on loan as part of a securities lending program. See Note 5 for details on the securities lending program.
(C)	7-day yield.

ETF	Exchange Traded Fund.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

7

MCN | Madison Covered Call & Equity Strategy Fund | Portfolio of Investments - concluded | December 31, 2023

Written Option Contracts Outstanding at December 31, 2023

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Call Options Written
Abbott Laboratories	$100.00	1/19/24	(340)	$(3,400,000)	$(351,900)	$(77,890)	$(274,010)
AES Corp.	20.00	1/19/24	(471)	(942,000)	(14,130)	(16,000)	1,870
AES Corp.	20.00	2/16/24	(1,869)	(3,738,000)	(102,795)	(75,433)	(27,362)
Agilent Technologies, Inc.	145.00	2/16/24	(170)	(2,465,000)	(46,325)	(57,626)	11,301
Air Products & Chemicals, Inc.	290.00	3/15/24	(106)	(3,074,000)	(57,770)	(51,867)	(5,903)
Alphabet, Inc., Class C	150.00	2/16/24	(200)	(3,000,000)	(53,500)	(71,796)	18,296
American Tower Corp., REIT	190.00	1/19/24	(1)	(19,000)	(2,680)	(379)	(2,301)
American Tower Corp., REIT	195.00	1/19/24	(1)	(19,500)	(2,240)	(429)	(1,811)
Archer-Daniels-Midland Co.	80.00	2/16/24	(280)	(2,240,000)	(11,200)	(35,364)	24,164
Barrick Gold Corp.	19.00	1/19/24	(1,225)	(2,327,500)	(22,050)	(40,388)	18,338
Barrick Gold Corp.	19.00	2/16/24	(1,220)	(2,318,000)	(57,950)	(61,232)	3,282
BlackRock, Inc.	800.00	4/19/24	(57)	(4,560,000)	(282,150)	(119,080)	(163,070)
Ciena Corp.	50.00	4/19/24	(375)	(1,875,000)	(58,125)	(48,540)	(9,585)
CME Group, Inc.	210.00	2/16/24	(100)	(2,100,000)	(73,500)	(66,898)	(6,602)
Colgate-Palmolive Co.	77.50	2/16/24	(410)	(3,177,500)	(139,400)	(73,359)	(66,041)
Comcast Corp., Class A	45.00	2/16/24	(315)	(1,417,500)	(34,492)	(28,608)	(5,884)
Constellation Brands, Inc., Class A	250.00	1/19/24	(30)	(750,000)	(8,625)	(14,359)	5,734
Constellation Brands, Inc., Class A	270.00	1/19/24	(90)	(2,430,000)	(3,375)	(78,209)	74,834
Cummins, Inc.	250.00	2/16/24	(64)	(1,600,000)	(30,400)	(29,042)	(1,358)
CVS Health Corp.	75.00	2/16/24	(485)	(3,637,500)	(250,988)	(71,091)	(179,897)
Diamondback Energy, Inc.	165.00	2/16/24	(200)	(3,300,000)	(51,500)	(69,056)	17,556
Elevance Health, Inc.	470.00	1/19/24	(42)	(1,974,000)	(43,680)	(58,266)	14,586
Elevance Health, Inc.	490.00	2/16/24	(40)	(1,960,000)	(39,200)	(41,559)	2,359
EOG Resources, Inc.	139.50	1/19/24	(210)	(2,929,500)	(1,575)	(63,854)	62,279
Keurig Dr Pepper, Inc.	32.00	1/19/24	(783)	(2,505,600)	(105,705)	(49,029)	(56,676)
Keurig Dr Pepper, Inc.	35.00	1/19/24	(113)	(395,500)	—	(6,664)	6,664
Las Vegas Sands Corp.	50.00	1/19/24	(1,239)	(6,195,000)	(133,193)	(125,696)	(7,497)
Matador Resources Co.	57.50	1/19/24	(270)	(1,552,500)	(48,600)	(49,964)	1,364
Medtronic PLC	85.00	2/16/24	(533)	(4,530,500)	(60,762)	(82,109)	21,347
Meta Platforms, Inc.	370.00	2/16/24	(70)	(2,590,000)	(94,500)	(109,478)	14,978
Morgan Stanley	95.00	2/16/24	(180)	(1,710,000)	(41,490)	(43,513)	2,023
Newmont Corp.	45.00	1/19/24	(800)	(3,600,000)	(16,400)	(79,423)	63,023
NextEra Energy, Inc.	65.00	2/16/24	(570)	(3,705,000)	(59,850)	(87,869)	28,019
Nordstrom, Inc.	17.50	1/19/24	(1,560)	(2,730,000)	(212,160)	(93,210)	(118,950)
PayPal Holdings, Inc.	67.50	2/16/24	(513)	(3,462,750)	(98,753)	(117,320)	18,567
PepsiCo, Inc.	180.00	1/19/24	(100)	(1,800,000)	(1,300)	(47,538)	46,238
PepsiCo, Inc.	175.00	4/19/24	(80)	(1,400,000)	(35,800)	(33,118)	(2,682)
T-Mobile U.S., Inc.	160.00	2/16/24	(100)	(1,600,000)	(55,250)	(38,398)	(16,852)
Target Corp.	120.00	1/19/24	(235)	(2,820,000)	(538,150)	(67,931)	(470,219)
Texas Instruments, Inc.	175.00	2/16/24	(200)	(3,500,000)	(78,500)	(85,801)	7,301
United Parcel Service, Inc., Class B	160.00	1/19/24	(133)	(2,128,000)	(25,070)	(44,419)	19,349
VanEck Gold Miners ETF	33.00	1/19/24	(1,040)	(3,432,000)	(28,600)	(76,928)	48,328
Total Call Options Written					$(3,373,633)	$(2,488,733)	$(884,900)
Total Options Written, at Value					$(3,373,633)	$(2,488,733)	$(884,900)

See accompanying Notes to Financial Statements.

8

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Statement of Assets and Liabilities as of December 31, 2023

Assets:
Investments in unaffiliated securities, at fair value†§	$155,980,585
Receivables:
Dividends and Interest	77,480
Total assets	156,058,065
Liabilities:
Payables:
Investments purchased	3,920,461
Advisory agreement fees.	100,666
Administrative services agreement fees.	32,716
Options written, at value (premium received $2,488,733)	3,373,633
Total liabilities	7,427,476
Net assets	$148,630,589

Net assets consist of:
Common Stock/Shares:
Paid-in capital in excess of par	$168,824,645
Accumulated distributable earnings (loss).	(20,194,056)
Net Assets	$148,630,589

Capital Shares Issued and Outstanding (Note 9)	21,062,368
Net Asset Value per share	$7.06

† Cost of Investments in unaffiliated securities	$174,475,452
§ Fair Value of securities on loan	$38,408

See accompanying Notes to Financial Statements.

9

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Statement of Operations for the year ended December 31, 2023

Investment Income:
Interest	$1,714,455
Dividends
Unaffiliated issuers	2,439,717
Less: Foreign taxes withheld/reclaimed	(14,340)
Income from securities lending	1,195
Total investment income	4,141,027
Expenses (Note 4):
Advisory agreement fees	1,207,116
Administrative services agreement fees	392,313
Trustee fees.	37,000
Other expenses	205
Total expenses	1,636,634
Net Investment Income	2,504,393
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments (including net realized gain (loss) on foreign currency related transactions)
Options purchased	(2,242,663)
Options written	9,750,929
Unaffiliated issuers	(241,893)
Net change in unrealized appreciation (depreciation) on investments (including net unrealized appreciation (depreciation) on foreign currency related transactions)
Options written	(1,686,164)
Unaffiliated issuers	7,204,255
Net Realized and Unrealized Gain on Investments	12,784,464
Net Increase in Net Assets from Operations	$15,288,857

See accompanying Notes to Financial Statements.

10

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Statement of Changes in Net Assets

Year Ended December 31	2023	2022
Net Assets at beginning of period.	$148,156,022	$156,219,786

Increase (decrease) in net assets from operations:
Net investment income	2,504,393	1,160,216
Net realized gain	7,266,373	13,325,566
Net change in unrealized appreciation (depreciation)	5,518,091	(7,677,912)
Net increase in net assets from operations.	15,288,857	6,807,870
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains)	(10,100,837)	(15,115,784)
Return of capital	(5,042,064)	-
Total distributions.	(15,142,901)	(15,115,784)

Capital Stock transactions:
Newly issued to shareholders in reinvestment of distributions	328,611	244,150
Increase from capital stock transactions	328,611	244,150
Total increase (decrease) in net assets	474,567	(8,063,764)
Net Assets at end of period	$148,630,589	$148,156,022

Capital Share transactions:
Newly issued shares reinvested	45,862	34,956
Increase from capital shares transactions	45,862	34,956

See accompanying Notes to Financial Statements.

11

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Financial Highlights for a Share of Beneficial Interest Outstanding

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value at beginning of period	$7.05	$7.45	$7.09	$7.35	$6.91
Income from Investment Operations:
Net investment income	0.12	0.06	0.01	0.04	0.08
Net realized and unrealized gain on investments	0.61	0.26	1.07	0.42	1.08
Total from investment operations	0.73	0.32	1.08	0.46	1.16
Less Distributions From:
Net investment income	(0.48)	(0.65)	(0.60)	(0.50)	(0.47)
Capital gains	—	(0.07)	—	—	—
Return of Capital	(0.24)	—	(0.12)	(0.22)	(0.25)
Total distributions	(0.72)	(0.72)	(0.72)	(0.72)	(0.72)
Net increase (decrease) in net asset value	0.01	(0.40)	0.36	(0.26)	0.44
Net Asset Value at end of period	$7.06	$7.05	$7.45	$7.09	$7.35
Market Value at end of period	$7.53	$7.75	$8.02	$6.75	$6.63
Total Return
Net asset value (%)[1]	10.68	4.90	15.36	7.72	17.39
Market value (%)[2]	7.38	7.12	30.44	15.22	19.83
Ratios/Supplemental Data:
Net Assets at end of period (in 000‘s)	$148,631	$148,156	$156,220	$148,475	$153,963
Ratios of expenses to average net assets (%)	1.08	1.08	1.08	1.07	1.07 [3]
Ratio of net investment income to average net assets (%)	1.66	0.77	0.16	0.61	1.15
Portfolio turnover (%)	106	104	178	128	114

[1]	Total net asset value return is calculated based on changes in the net asset value per share for the year reported on. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value amount on the date of the distribution.

[2]	Total market value return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. Total market value return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
[3]	Includes Board-approved expenses related to special and annual meetings that took place during the year.

See accompanying Notes to Financial Statements.

12

MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Notes to Financial Statements

1. ORGANIZATION

Madison Covered Call & Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended, and the Securities Act of 1933, as amended.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing primarily in large and mid-capitalization common stocks that are, in the view of Madison Asset Management, LLC, the Fund’s investment adviser (the “Adviser”), selling at a reasonable price in relation to their long-term earnings growth rates. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by writing (selling) covered call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), which are valued at the NASDAQ official closing price (“NOCP”). If no sale occurs, equities traded on a

U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value (“NAV”). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

Rule 2a-5 under the 1940 Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a fund must fair value a security. Among other things, the Valuation Rule permits a board of trustees of a fund to designate a fund's investment adviser as valuation designee to perform a fund's fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee a fund's investment adviser fair value determinations. The Board has designated the Fund's investment adviser as Valuation Designee and the Valuation Designee has delegated valuation decisions to the Investment Adviser's Pricing Committee.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

13

MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | December 31, 2023

Investment Transactions and Investment Income: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Covered Call and Put Options: An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or pay the exercise price upon delivery of the underlying security (in the case of a put).

The number of call options the Fund can write (sell) is limited by the amount of equity securities the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered call options. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends.

Options on securities indices are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security and are similar to options on single securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities.

When an option is written, a liability is recorded equal to the premium received. This liability for options written is marked-to-market on a daily basis to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options that expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

Distributions to Shareholders: The Fund declares and pays quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from Generally Accepted Accounting Principles (“GAAP”). These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Distributions may also include a return of capital. Any net realized long-term capital gains are distributed annually to shareholders. The character of the distributions are determined annually in accordance with federal income tax regulations.

Recently Issued Accounting Pronouncements: In June 2022, the FASB issued Accounting Standards Update (“ASU”) No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. The Fund expects the ASU will not have a material impact on the Fund's financial statements.

3. FAIR VALUE MEASUREMENTS

The Fund has adopted FASB applicable guidance on fair value measurements. Fair value is defined as the price that the fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

14

MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | December 31, 2023

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The valuation techniques used by the Fund to measure fair value for the year ended December 31, 2023, maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classifications levels during the year ended December 31, 2023. As of and during the year ended December 31, 2023, the Fund did not hold securities deemed as a Level 3.

The following is a summary of the inputs used as of December 31, 2023, in valuing the Fund’s investments carried at fair value:

Description	Level 1	Level 2	Level 3	Value at 12/31/23
Assets:[1]
Common Stocks	$114,266,305	$—	$—	$114,266,305
Exchange Traded Funds	—	—	3,225,040	3,225,040
Short-Term Investments	38,489,240	—	—	38,489,240
	$155,980,585	$—	$—	$155,980,585
Liabilities:[1]
Options Written	$(3,373,633)	$—	$—	$(3,373,633)

1 Please see the Portfolio of Investments for a listing of all securities within each category.

4. ADVISORY, ADMINISTRATIVE SERVICES AND OTHER EXPENSES

Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and compensation of all officers and interested trustees of the Fund. For these services, the Fund pays the Adviser an advisory fee, payable monthly, in an amount equal to an annualized rate of 0.80% of the average daily value of the Fund's "managed assets". For this purpose, the term "managed assets" means the total assets of the Fund (including the assets attributable to the proceeds from any financial leverage) minus the sum of accrued liabilities (including the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Fund, if any, constituting financial leverage will not be considered a liability of the Fund.

15

MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | December 31, 2023

In connection with the most recent approval by the Board of Trustees of the Investment Advisory Agreement, the Adviser contractually agreed to enter into an Operating Expense Limitation Agreement with the Fund, under which the Adviser agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses (excluding taxes, leverage/borrowing interest, interest expense, dividends paid on short sales, brokerage commissions, acquired fund fees and expenses, extraordinary expenses such as litigation and other “Excluded Expenses” (as defined in the Administrative Services Agreement, described below)) to the annual rate set forth in the Fund’s 2022 Annual Report to Shareholders. The Operating Expense Limitation Agreement became effective on December 1, 2023 and will remain in place until at least November 30, 2025. For the year ended December 31, 2023, the Fund did not waive any expenses.

Under a separate Administrative Services Agreement, the Adviser also provides or arranges to have a third party provide the Fund with such services as it may require in the ordinary course of its business. Services to the Fund include: transfer agent services, custodial services, Fund administration services, Fund accounting services, and such other services necessary to conduct the Fund’s business. In addition, the Adviser shall arrange and pay for independent public accounting services for audit and tax purposes, legal services, the reasonable out-of-pocket expenses of the Fund's independent Trustees associated with their services to the Fund, a fidelity bond, and directors and officers/errors and omissions insurance. In exchange for these services, the Fund pays the Adviser a service fee, payable monthly, equal to an annualized rate of 0.26% of the Fund’s managed assets. Not included in this fee and, therefore, the responsibility of the Fund are the following fees and expenses: (i) any fees and expenses relating to portfolio holdings (e.g., brokerage commissions, interest on loans, etc.); (ii) extraordinary and non-recurring fees and expenses (e.g., costs relating to any borrowing costs, overdrafts or taxes the Fund may owe, etc.); (iii) the costs associated with investment by the Fund in other investment companies (i.e., acquired fund fees and expenses); and (iv) Independent Trustees compensation, including Lead Independent Trustee compensation (collectively referred to as "Excluded Expenses").

Certain officers and Trustees of the Fund may also be officers, directors and/or employees of the Adviser or its affiliates. The Fund does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates.

5. SECURITIES LENDING

The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund’s securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statement of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.

16

MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | December 31, 2023

Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S.treasuries or government securities. See below for fair value on loan and collateral breakout for the Fund and the Fund's portfolio of investments for individual securities identified on loan as of December 31, 2023.

Fund	Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
Covered Call & Equity Strategy	$38,408	$—	$39,401

* Collateral represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

The cash collateral pledged for securities lending transactions is accounted for as secured borrowing. The non-cash collateral is not accounted in financial statements as the Fund cannot repledge or resell the non-cash collateral.

6. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations.

In addition, in November 2020, the SEC adopted Rule 18f-4 under the 1940 Act to govern the use of derivatives and certain related instruments by registered investment companies. Rule 18f-4, which had a compliance date of August 19, 2022, replaced existing SEC and staff guidance with a new framework for the use of derivatives by registered investment companies. Unless a fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4, Rule 18f-4 requires registered investment companies that trade derivatives and other instruments that create future payment or delivery obligations to adopt a value at-risk leverage limit and implement a derivatives risk management program. Because the Fund’s strategy involves investing in derivatives, and the Fund’s use of such derivatives does not meet the conditions applicable to the “limited user exception” in Rule 18f-4, the Fund has adopted a derivatives program that complies with the requirements of the rule. As part of this, certain officers of the Adviser and the Fund serve as the “derivatives risk manager” for the Fund.

The following table presents the types of derivatives in the Fund by location and as presented in the Statement of Assets and Liabilities as of December 31, 2023.

Statement of Assets & Liability Presentation of Fair Values of Derivative Instruments
	Asset Derivatives		Liability Derivatives
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Options purchased	$—	Options written	$(3,373,633)

The following table presents the effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:

Statement of Operations	Underlying Risk	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives

Options Purchased	Equity	$(2,242,663)	$—
Options Written	Equity	9,750,929	(1,686,164)
		$7,508,266	$(1,686,164)

17

MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | December 31, 2023

The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2023.

	Options Purchased Contracts(1)	Options Written Contracts(1)
Madison Covered Call & Equity Strategy Fund	183	16,875

(1) Number of Contracts

7. FEDERAL INCOME TAX INFORMATION

No provision is made for federal income taxes since it is the intention of the Fund to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986 as amended, applicable to regulated investment companies and to make the requisite distribution to shareholders of taxable income, which will be sufficient to relieve it from all or substantially all federal income taxes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2023, distributable earnings of $5,042,064 were increased and paid in capital was decreased by the same amount to reflect the return-of-capital distribution in 2023.

At December 31, 2023, the aggregate gross unrealized appreciation (depreciation) and net unrealized depreciation for all securities, as computed on a federal income tax basis for the Fund were as follows:

Cost	$172,801,008
Gross appreciation	2,114,365
Gross depreciation	(22,308,421)
Net depreciation	$(20,194,056)

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and certain market-to-market investments.

For the years ended December 31, 2023, and 2022, the tax character of distributions paid to shareholders was

$10,100,837 ordinary income, and $5,042,064 for return on capital for 2023 and $13,560,297 ordinary income and

$1,555,487 for long-term capital gain for 2022.

As of December 31, 2023, the Fund had no distributable earnings on a tax basis.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. It is the Fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate.

18

MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | December 31, 2023

8. INVESTMENT TRANSACTIONS

During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $125,668,546 and $130,980,254 respectively. No long-term U.S. government securities were purchased or sold during the year.

9. CAPITAL

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 21,062,368 shares issued and outstanding as of December 31, 2023. During the years ended December 31, 2023 and December 31, 2022, 45,862 and 34,956 shares were issued and reinvested, respectively, per the Dividend Reinvestment Plan, since the Fund was trading at a premium.

10. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and therefore cannot be estimated; however, the Fund considers the risk of material loss from such claims as remote.

11. DISCUSSION OF RISKS

Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Option Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Derivatives Risk: The Fund may experience losses from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.

19

MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - continued | December 31, 2023

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Mid-Cap Company Risk: Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.

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MCN | Madison Covered Call & Equity Strategy Fund | Notes to the Financial Statements - concluded | December 31, 2023

Recent Market Events: U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and interest rate levels, the possibility of a national or global recession, problems in the banking sector, trade tensions, political events, the wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the value of the Fund’s portfolio holdings.

Additional Risks: While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

12. SUBSEQUENT EVENTS

Management has evaluated all subsequent events through the date the financial statements were issued. No events have taken place that meet the definition of a subsequent event that requires adjustment to, or disclosure in the financial statements.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Audit Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Madison Covered Call & Equity Strategy Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Madison Covered Call & Equity Strategy Fund (the "Fund"), including the portfolio of investments as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks.

Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 26, 2024

We have served as the auditor of one or more Madison Investment Advisors investment companies since 2009.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Fund Investment Objectives, Policies and Risks (unaudited)

Recent Changes

During the most recent fiscal year ended, there were no material changes in (i) the Fund’s investment objectives or policies that have not been approved by shareholders or (ii) in the principal risks factors associated with investment in the Fund. Furthermore there were no change in the persons primarily responsible for the day-to-day management of the Fund’s portfolio.

Investment Objective:

To provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.

Principal Investment Strategy:

The Fund invests at least 80% of its total assets in common stocks, with at least 65% of its total assets in common stocks of large capitalization issuers. The Fund may invest the remainder of its total assets in companies that meet the Fund’s growth and value criteria but whose market capitalization is considered as middle sized or “mid-cap.”

The Fund will pursue its primary objective by employing an option strategy of writing (selling) a substantial amount (i.e., 80%) of covered call options on common stocks.

In addition to its covered call strategy the Fund may, to a lesser extent (not more than 20% of its total assets), pursue an option strategy that includes the sale (writing) of both put options and call options on certain of the common stocks in the Fund’s portfolio. To seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may purchase put options on certain ETFs (exchange-traded funds) that trade like common stocks but represent certain market indices such as the Nasdaq 100 or S&P 500 that correlate with the mix of common stocks held in the Fund’s portfolio.

Fundamental Policies:

The following are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Senior Securities and Borrowing. The Fund may not issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

Acting as Underwriter: The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund might be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”) in the disposition of securities.

Industry Concentration: The Fund may not invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry or group of related industries (as such terms are defined by the Fund’s Board of Trustees) except

(a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax- exempt securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

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MCN | Fund Investment Objectives, Policies and Risks (unaudited) - continued | December 31, 2023

Real Estate: The Fund may not purchase or sell real estate, except that the Fund may (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

Lending: The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund’s total assets, (c) by engaging in repurchase agreements or as may otherwise be permitted by applicable law.

Diversification: The Fund is classified as a “diversified” investment company under the 1940 Act, which means it will limit the proportion of its total assets that may be invested in the securities of a single issuer. The Fund will not purchase more than 10% of the outstanding voting securities of any one issuer, or, with respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Fund would be invested in securities of such issuer.

Non-Fundamental Policies:

The following are non-fundamental policies and may be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Sector Concentration: No stated sector limitation. However, MCN does not invest or intend to invest in more than 35% of its net assets in the securities of any single sector.

Single Security: The Fund may invest no more than 4% of total assets in any single security.

Mid Cap: No stated limitation, however, MCN does not intend to invest more than 35% of its net assets in mid-cap companies.

Short Sales: The Fund may not invest more than 25% of its total assets in short sales, more than 10% of its total assets in short sales of any one issuer or more than 5% of any single issuer’s voting shares in short sales.

Risks of the Fund:

The Fund is a closed-end management investment companies designed primarily as long-term investments and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following are the principal risks of investing in the Fund.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

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MCN | Fund Investment Objectives, Policies and Risks (unaudited) - continued | December 31, 2023

Equity Risk. Substantially all of the Fund’s assets will be invested in common stocks and (to a lesser extent) preferred equity securities, and therefore a principal risk of investing in the Fund is equity risk. Equity risk is the risk that securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Options on Securities Risk. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

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MCN | Fund Investment Objectives, Policies and Risks (unaudited) - continued | December 31, 2023

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Limitation of Option Writing Risk. The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options represent 100 share lots of the underlying common stock. The Fund will not write “naked” or uncovered call options. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Mid-Cap Companies Risk. Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

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MCN | Fund Investment Objectives, Policies and Risks (unaudited) - continued | December 31, 2023

Income Risk. The income common shareholders receive from the Fund is based primarily on the premiums the Fund receives from writing options as well as the dividends and interest it earns from its investments, which can vary widely over the short- and long- term. If prevailing market interest rates drop, distribution rates of the Fund’s portfolio holdings of preferred securities and debt securities may decline which then may adversely affect the Fund’s distributions on common shares as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase at any time during which the Fund is utilizing financial leverage.

Foreign Securities Risk. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include: less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; in a changing market, the Adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices it considers desirable; the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; economic, political and social developments may adversely affect the securities markets; and withholding and other non-U.S. taxes may decrease the Fund’s return.

Derivatives Risk. In addition to the risks associated with its option strategies, the Fund may, but is not required or expected to any significant extent, participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

Illiquid Securities Risk. Although the Fund does not anticipate doing so to any significant extent, the Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. It may be difficult to sell such securities at a price representing the fair value and where registration is required, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell.

Fund Distribution Risk. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its common shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax- free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Market Discount Risk. Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount to their net asset values, and the Fund’s shares have in the past and may in the future trade at such a discount. The shares of the Fund were designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

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MCN | Fund Investment Objectives, Policies and Risks (unaudited) - continued | December 31, 2023

Other Investment Companies Risk. The Fund may invest up to 10% of the Fund’s total assets in securities of other open- or closed-end investment companies, including ETFs, which invest primarily in securities of the types in which the Fund may invest directly. The Fund expects that these investments will be primarily in ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

Rule 12d1-4 of the 1940 Act provides an exemption from Section 12(d)(1) that allows a fund to invest all of its assets in other registered funds, including ETFs, if the fund satisfies certain conditions specified in the Rule, including, among other conditions, that the funds and their advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company). However, such control and other conditions under Rule 12d1-4 do not apply if either and acquiring fund is in the same group of investment companies as the acquired fund, or the acquiring fund’s subadviser or an affiliate is the acquired fund’s adviser.

Financial Leverage Risk. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Any such financial leverage would be limited to an amount up to 20% of the Fund’s total assets (including the proceeds of such financial leverage). Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If financial leverage is utilized, there is no guarantee that it will be successful in enhancing the level of the Fund’s current income. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, then the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of NAV and market price of and dividends on the common shares than a comparable portfolio without leverage.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund’s investment manager of its portfolio securities, the Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Recent Market Events: U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While several countries, including the U.S., have begun to lift public health restrictions in efforts to reopen their respective economies, the outbreak of new variants has led to the renewal of health mandates by local governments and businesses, event cancellations and additional travel restrictions, supply chain shortages, cessation of return-to-office plans and an overall economic slowdown. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding at slower than expected rates and may last for a prolonged period of time. In addition, the impact and spread of infectious diseases in developing or emerging market countries may cause relatively greater strain on those countries’ healthcare systems than those in developed countries. Continuing uncertainties regarding inflation, interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the departure of the United Kingdom from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account. Madison will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

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MCN | Fund Investment Objectives, Policies and Risks (unaudited) - concluded | December 31, 2023

Cybersecurity Risk. The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund. The Fund does monitor this risk closely.

Repurchase Agreement Risk. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities Lending Risk. Although the Fund has no current intention to do so, the Fund has the authority to lend its portfolio securities. If the Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. The Fund also is subject to the risks associated with the investment of cash collateral, usually fixed income securities risk. If the Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Temporary Defensive Position Risk. In moving to a substantial temporary investments position and in transitioning from such a position back into full conformity with the Fund’s normal investment objectives and policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Other Information (unaudited)

Federal Income Tax Information. The Fund did not recognize qualified dividend income during the fiscal year ended December 31, 2023. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. For corporate shareholders, 20.09% of the dividends paid by the Fund qualify for the dividends-received deduction.

Complete information regarding the federal tax status of the distributions received during the calendar year 2023 will be reported in conjunction with Form 1099-DIV.

ADDITIONAL INFORMATION

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time, the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-EX. Form NPORT-EX is available upon request to shareholders at no cost on the Fund’s website at www.madisonfunds.com, on the SEC’s website at www.sec.gov, or by calling 1-800-767-0300. Form NPORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING RESULTS

At the special meeting of shareholders held on November 30, 2023, shareholders approved a new investment advisory agreement on behalf of the Madison Covered Call & Equity Strategy Fund, which took effect on December 1, 2023. The voting results of which are described in the table below.

Fund	Outstanding Shares (O/S) Voted	% O/S	% Voted
Madison Covered Call & Equity Strategy Fund
For:	9,789,300.813	46.537%	92.134%
Against:	309,106.070	1.469%	2.909%
Abstain:	526,649.000	2.504%	4.957%

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Fund to vote proxies related to portfolio securities is available to shareholders at no cost on the Fund’s website at www.madisonfunds.com or upon request by calling 1-800-767-0300 or on the SEC’s website at www.sec.gov. The proxy voting records for the Fund for the most recent twelve-month period ended June 30 are available to shareholders at no cost upon request by calling 1-800- 767- 300 or on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as estimate, may, will, expect, believe, plan and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

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MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 202 3

Discussion of Contract Renewal Process and Considerations:

At a special meeting of the Board of Trustees (the “Board” or “Trustees”) of the Madison Covered Call & Equity Strategy Fund (the “Fund”) held on September 11, 2023, the Board, and by a separate vote, the Independent Trustees of the Fund, considered and approved a new advisory agreement (the “New Advisory Agreement”), subject to shareholder approval, between the Fund and Madison Asset Management, LLC (the “Adviser”). The New Advisory Agreement was considered due to the plan by the parent company of the Adviser, Madison Investment Holdings, Inc. (“MIH”), to buy back a controlling interest in MIH from Frank Burgess, the founder, Chairman of the Board and controlling shareholder of MIH (the “Transaction”). The Transaction, which closed on December 1, 2023, resulted in a direct change of control of MIH and an indirect change of control of the Adviser, and constituted an “assignment” of the existing advisory agreement between the Fund and the Adviser (the “Existing Advisory Agreement”), within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.Therefore, following approval of the New Advisory Agreement by the Board, the Board sought shareholder approval of the agreement, which was obtained at a special shareholders’ meeting held on November 30, 2023.

Prior to the special Board meeting, the Trustees received and considered information from the Adviser designed to provide the Trustees with the information necessary to evaluate the New Advisory Agreement. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the Fund; and (4) information about the Adviser’s personnel. Before voting to approve the New Advisory Agreement, the Trustees reviewed these materials with management of the Adviser and with counsel to the Independent Trustees, and received advice from such counsel regarding the legal standards for the Trustees’ consideration of the approval of the New Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year – particularly the information provided, presentations made and discussions that transpired during and in preparation for the most recent regular meeting of the Board of Trustees held on August 8, 2023, during which the Board reviewed and renewed the Existing Advisory Agreement for the Fund for another year – formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to approve the New Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services to be provided by the Adviser with respect to the Fund; (2) the Fund’s historical performance under the management of the same portfolio managers who would continue to manage the Fund following the Transaction, and the performance of other investment accounts managed by the Adviser; (3) comparative fee and expense data for the Fund and other peer investment companies; (4) the costs of the services provided by the Adviser and the profits realized by the Adviser from those services; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the management fee for the Fund reflects such economies of scale for the Fund’s benefit; (6) the impact to the Adviser’s operations, if any, as a result of the Transaction; and (7) other financial benefits to the Adviser resulting from services rendered to the Fund. The Trustees also took into account the changes to the New Advisory Agreement from the Existing Advisory Agreement, concluding that such changes were not material and were proposed primarily to conform to the services currently provided by the Adviser, regulatory requirements, and industry best practices. The Board also considered the Adviser’s recommendation that the proposed Transaction was in the best interest of Fund shareholders because it would permit the Adviser to effect an orderly, well planned succession. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made their determinations for the Fund.

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MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 2023

Based upon the information provided to the Board of Trustees throughout the course of the year, including a presentation to the Board by representatives of the Adviser and the supporting materials provided at the September 11, 2023 special Board meeting, the Board concluded that the New Advisory Agreement is fair and reasonable in light of the services the Adviser performs, the management fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the New Advisory Agreement are summarized below.

Nature, Extent and Quality of the Services Provided. The Trustees considered the scope of services that the Adviser would provide under the New Advisory Agreement, noting that such services include but are not limited to investing the Fund’s assets consistent with the Fund’s investment objective and investment policies, determining the portfolio securities to be purchased, sold, or otherwise disposed of and the timing of such transactions, and selecting broker-dealers to execute orders on behalf of the Fund. The Trustees considered the qualifications, experience, and responsibilities of the portfolio managers to the Fund, who were expected to continue to serve under the New Advisory Agreement. The Trustees also considered the Adviser’s resources and compliance structure, including information regarding its compliance program and compliance record, and the Trustees’ familiarity with the Adviser due to the Adviser’s long history of providing investment management services to the Fund.

The Board also discussed the quality of services provided to the Fund by its transfer agent, sub-administrator, and custodian as well as the various administrative services provided by the Adviser pursuant to a separate administrative services agreement (the “Services Agreement”). In addition, the Trustees considered representations from the Adviser that the Transaction was expected to have little impact on the day-to-day operations of the Adviser.

Based on their review of the information provided, the Board determined that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, extent and quality of services to be provided by the Adviser to the Fund would be satisfactory.

Fund Historical Performance and Overall Performance of Adviser. In assessing the quality of the portfolio management delivered by the Adviser, the Trustees reviewed the performance of the Fund on both an absolute basis and in comparison to an appropriate benchmark index and peer group. The Trustees noted the reasons for both outperformance and underperformance compared with benchmarks and peer groups. They recognized that the usefulness of comparative performance data as a frame of reference to measure the Fund’s performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the Fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors.

The Trustees reviewed both long-term and short-term performance, recognizing that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

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MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - continued | December 31, 202 3

The Board also noted that on a quarterly basis, they review detailed information for the Fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, the Board considered the Adviser’s quarterly portfolio commentary and discussion of the Fund’s performance, as well as the overviews provided by the Adviser’s Investment Strategy Oversight Committee. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the Fund’s strategies and discussed the Fund’s performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at benchmark indices and peer groups used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The Board also considered that sometimes, the Morningstar categories the Fund falls into do not precisely match the Fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, the Fund’s overall investment performance had been satisfactory.

Comparative Fee and Expense Data. In considering the Fund’s fees and expenses, the Board reviewed the expense ratios for a variety of other funds in the Fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection.

The Board noted that the Adviser, or its affiliates, provide investment management services to other investment company and/or non-investment company clients and considered the management fees charged by the Adviser to such clients for purposes of determining whether the management fee charged to the Fund under the New Advisory Agreement was disproportionately large under the so-called “Gartenberg” standard traditionally used by investment company boards in connection with advisory contract approval considerations. The Gartenberg opinion and its progeny articulate the standard used to determine whether investment advisers to mutual funds have complied with their statutory fiduciary duty in charging fees for advisory services. The Trustees took those fees into account and considered the differences in services and time required by the various types of clients to which the Adviser provides services, including the Fund. The Board recognized that significant differences may exist between the services provided to one type of client and those provided to others, including the additional compliance and regulatory work associated with managing a 1940 Act fund. The Trustees gave such comparisons the weight that they merit in light of the similarities and differences between the services that the Fund requires. They considered that, if the services rendered by the Adviser to one type of client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the Board noted that the fee may be lower than the fee charged to the Fund. The Trustees noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.

The Trustees compared the Fund’s total expense ratio and management fee to those of comparable funds with similar investment objectives and strategies. The Board noted the relatively simple expense structure maintained by the Fund, which consists of a management fee and an administrative services fee, plus expenses for Independent Trustee compensation which are not covered by the administrative services fee. The Trustees reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration. The Trustees also considered a new expense limitation agreement that would go into effect at the same time as the New Advisory Agreement, pursuant to which the Adviser contractually agreed to waive its management fees and/or reimburse expenses of the Fund to the extent necessary to limit the Fund’s total operating expenses to the annual rate set forth in the Fund’s most recent Annual Report to Shareholders for the fiscal year ended December 31, 2022. The expense limitation agreement will remain in place for at least two years following the effective date of the New Advisory Agreement.

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MCN | Madison Covered Call & Equity Strategy Fund | Other Information (unaudited) - concluded | December 31, 2023

With regard to the administrative services provided by the Adviser under the Services Agreement, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to the Fund and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees are paid by the Adviser from investment management fees earned. In this regard, the Trustees noted that examination of the Fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

While recognizing that it is difficult to compare management fees because the scope of investment management services provided may vary from one investment adviser to another and from one client to another, the Trustees concluded that the Adviser’s management fee with respect to the Fund is reasonable.

Costs of Advisory Services and Profitability. The Trustees considered the management fee that the Fund pays to the Adviser under the Existing Advisory Agreement, which would remain the same under the New Advisory Agreement, as well as the Adviser’s profitability from services rendered to the Fund during the 12-month period ended December 31, 2022. The Trustees also noted that total assets managed by the Adviser and its affiliates were approximately $22 billion as of May 31, 2022, and approximately $22.1 billion as of May 31, 2023.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser with respect to its management of the Fund was reasonable considering the services provided.

Economies of Scale. The Trustees considered whether the Fund would benefit from any economies of scale. Because the Fund is a closed-end fund, it is unlikely that the size of the Fund would increase over time (other than through appreciation of its investments). Nevertheless, the Trustees noted that at current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable to the Adviser under the New Advisory Agreement. Based on their review, the Trustees concluded that the current management fee was appropriate.

Other Benefits. In considering the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund, the Trustees considered the extent to which the Adviser utilizes soft dollar arrangements with respect to portfolio transactions and considered that the Adviser does not utilize any affiliated brokers to execute the Fund’s portfolio transactions. The Trustees also considered that the Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that the additional benefits the Adviser receives from its relationship with the Fund are reasonable and appropriate.

Conclusion. In considering the approval of the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them. The Trustees reached the following conclusions, among others, regarding the New Advisory Agreement: (i) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (ii) the Adviser is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (iii) the overall investment performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant benchmark indices; (iv) the Fund’s management fee is reasonable in light of the services received by the Fund from the Adviser and other factors considered; and (v) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of the Fund. Based on all of the information presented to and considered by the Board and the foregoing conclusions, the Board of Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement on the basis that its terms and conditions are fair and reasonable and in the best interests of the Fund and its shareholders.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Trustees and Officers

The address of each Trustee and officer of the Fund is 550 Science Drive, Madison, Wisconsin 53711. The following tables provide biographical information regarding the Trustees and officers of the Fund currently serving as such.

Interested Trustees and Officers

Name and Age	Position(s) Held and Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Trustee
Jill M. Friedow 59[2]	Class II Trustee, since 2023, to serve until 2027 Vice President, 2023 – Present	Madison Investment Holdings, Inc. (“MIH”),Madison Investment Advisors, LLC (“MIA”) and Madison Asset Management, LLC (“Madison”), Chief Technology Officer & Director of Operations, 2019-Present; Vice President & Director of Operations, 2010 - 2019; Vice President & Operations Manager, 2003-2010; Operations Manager, 1999-2003	30	USF (14), 2023 – Present; MF (15), 2023 – Present
USF (14), Vice President, 2023 – Present; Madison Funds (15), Vice President, 2023 – Present
Patrick F. Ryan 44	President, 2020 – Present	MIH, MIA and Madison, Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present; Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017	N/A	N/A
Madison Funds (15) and Ultra Series Fund (14), President, 2020 – Present; Madison ETFs Trust (“Madison ETFs”) (4), President, June 2023 – Present
Greg D. Hoppe 54	Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2012 – 2019	MIH and MIA, Vice President, 1999 – Present; Madison, Vice President, 2009 – Present	N/A	N/A
MF (15) and USF (14), Vice President, 2020 – Present, Chief Financial Officer, 2019 – Present, Treasurer, 2009 - 2019; Madison ETFs (4), Chief Financial Officer, Vice President, Treasurer, June 2023 – Present; Madison Strategic Sector Premium Fund (“MSP”), Treasurer, 2009 - 2018
Holly S. Baggot 63	Secretary and Assistant Treasurer, 2012 – Present	MIH and MIA, Vice President, 2010 – Present; Madison, Vice President, 2009 – Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 – Present	N/A	N/A
MF (15) and USF (14), Secretary, 1999 – Present, Assistant Treasurer, 1999 - 2007 and 2009 – Present; Madison ETFs (4), Secretary and Assistant Treasurer, June 2023 – Present; USF and MCN, Anti-Money Laundering Officer, 2019 – 2020 and 2022 - Present; MSP, Secretary and Assistant Treasurer, 2010 – 2018

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MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - continued | December 31, 2023

Name and Age	Position(s) Held and Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/ Trustee[1]	Other Directorships Held by Trustee
Steve J. Fredricks 53	Chief Compliance Officer and Assistant Secretary, 2018 – Present	MIH, MIA and Madison, Chief Legal Officer, 2020 – Present;	N/A	N/A
MF (15) and USF (14), Chief Compliance Officer and Assistant Secretary, 2018 – Present; Madison ETFs (4), Chief Compliance Officer and Assistant Secretary, June 2023 – Present; MSP, Chief Compliance Officer, 2018
Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 – 2018
Terri Wilhelm 55	Assistant Secretary, 2022 – Present	MIH, MIA and Madison, Senior Compliance Analyst, September N/A N/A 2022 – Present	N/A	N/A
MF (15) and USF (14), November 2022 – Present; Madison ETFs (4), Assistant Secretary, June 2023 – Present
State of Wisconsin Investment Board, Senior Paralegal, 2017 – 2022

[1]	As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison ETFs Trust with 4 active portfolios, for a grand total of 34 separate portfolios in the fund complex.
[2]	“Interested person” as defined in the 1940 Act. Considered an interested Trustee because of the position held with the investment adviser of the Fund.
[3]	The Board of Trustees is classified into three classes: Class I, Class II, and Class III, with each class serving a three-year term (subject to the Board's retirement policy). Accordingly, each class of Trustees is up for re-election every three years. Effective February 2024, the Board of Trustees revised its retirement policy such that under the current policy, a Board member must retire at the end of the calendar year in which he or she attains the age of seventy-six (76), subject to extension by unanimous vote of the remaining Board members of the Trust (including any interested Trustees). Officers are elected annually by the Board of Trustees.

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MCN | Madison Covered Call & Equity Strategy Fund | Trustees and Officers - concluded | December 31, 202 3

Independent Trustees

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex[2]	Other Directorships held by Trustee
Richard E. Struthers 71	Class I Trustee, since 2017, to serve until 2026	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present	34	MF (15) and USF (14), 2004 – Present
		Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012		Madison ETFs (4), June 2023 – Present
Scott C. Jones	Assistant Secretary, 2022 – Present	Managing Director, Carne Global Financial Services (US) LLC (a provider of independent governance and distribution support for the asset management industry), Chicago, IL, 2013 – Present	16	XAI Octagon Floating Rate & Alternative Income Term Trust, 2017 – Present
		Managing Director, Park Agency, Inc., (a family investment office), Chicago, IL, 2020 - Present		Manager Directed Portfolios (open-end fund family, 9 portfolios), 2016 - Present and Lead Independent Trustee since 2017
Guestlogix Inc. (a provider of ancillary-focused technology to the travel industry), 2015 – 2016
MF (15), 2019 – Present
Steven P. Riege 69	Class III Trustee, since 2015, to serve until 2025	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present		MF (15) and USF (14), 2004 – Present
		Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001		Madison ETFs (4), June 2023 - Present

[1]	The Board of Trustees is classified into three classes: Class I, Class II and Class III, with each class serving a three-year term (subject to the Board's retirement policy). Accordingly, each class of Trustees is up for re-election every three years. Effective February 2024, the Board of Trustees revised its retirement policy such that under the current policy, a Board member must retire at the end of the calendar year in which he or she attains the age of seventy-six (76), subject to extension by unanimous vote of the remaining Board members of the Trust (including any interested Trustees).
[2]	As of the date of this report, the fund complex consists of the Fund, the Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, and the Madison ETFs Trust with 4 active portfolios, for a grand total of 34 separate portfolios in the fund complex.

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MCN | Madison Covered Call & Equity Strategy Fund | December 31, 2023

Dividend Reinvestment Plan

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, Inc. (the “Plan Administrator”), all distributions declared on common shares of the Fund will be automatically reinvested by the Plan Administrator in the Fund’s Dividend Reinvestment Plan (the “Plan”) in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all distributions declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Distribution”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Distribution, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Distribution amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Distribution by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Distribution will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Distribution, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Distribution amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Distribution had been paid in Newly Issued Common Shares on the Distribution payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Distribution amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Distribution amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Distribution will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

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MCN | Madison Covered Call & Equity Strategy Fund | Dividend Reinvestment Plan - concluded | December 31, 2023

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Distributions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 505000, Louisville, KY 40233, Phone Number: 1-781-575-4523.

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550 Science Drive
Madison, WI 53711
800.767.0300
madisonfunds.com

MCN-AR-1223

Item 2. Code of Ethics.

(a) The Madison Covered Call & Equity Strategy Fund (hereinafter referred to either as the "Trust" or the "Fund") has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party. The code was adopted effective January 1, 2013.

(c) During the period covered by this report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Trust at 800-767-0300 and requesting a copy of the "Madison Covered Call & Equity Strategy Fund Sarbanes Oxley Code of Ethics."

Item 3. Audit Committee Financial Expert.

In August 2022, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was elected to serve as the Trust’s audit committee financial expert among the three Fund independent Trustees who so qualify to serve in that capacity.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: Total audit fees paid (or to be paid) to the registrant's principal accountant for the fiscal years ended December 31, 2023 and 2022, respectively were $24,450 ($465,450 including the Madison Funds and Ultra Series Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $23,950 ($451,950 including the Affiliated Funds).

(b) Audit-Related Fees: Not applicable.

(c) Tax Fees:  For the fiscal years ended December 31, 2023 and December 31, 2022, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $4,799 ($104,969 including the Affiliated Funds) and $4,652 ($86,625 including the Affiliated Funds), respectively.

(d) All Other Fees. Not applicable.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

     (2) Not applicable.

(f) Not applicable.

(g) Not applicable

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). The members of the committee include all the disinterested Trustees of the registrant, namely, Richard Struthers, Scott Jones and Steve Riege.

(b) Not applicable.

Item 6. Schedule of Investments

Included in report to shareholders (Item 1) above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following discloses our current policies and procedures that we use to determine how to vote proxies relating to portfolio securities.  Because we manage portfolios for clients in addition to the registrant, the policies and procedures are not specific to the registrant except as indicated.

MADISON ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

I.	INTRODUCTION

In accordance with Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended, Madison Investment Holdings, Inc. and affiliates (“Madison” or the “Firm”) has adopted the following proxy voting policies and procedures (the “Policy”). This Policy applies to Madison and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Madison’s Compliance Manual.

II.	DEFINITIONS

Proxy or Proxies as used in this Policy includes the submission of a security holder vote by Proxy instrument, in person at a meeting of security holders or by written consent.

III.	POLICY

This Policy applies to Madison and each of its officers and anyone acting on its behalf and at its designation, in connection with the voting of proxies. This Policy consists of the policies, procedures and requirements set forth below and will be periodically reviewed and amended as needed. It is Madison’s general policy to vote Proxies in the best interest of its clients. Accordingly, Madison will vote all Proxies in a manner intended to promote the client’s investment objectives and to maximize investment returns, while following the investment restrictions and policies of each client, generally, as set forth in the governing documents of the relevant client. Madison will typically vote a security's proxy in accordance with the recommendations of that security's Board of Directors' recommendations, including, but not limited to:

•	Changes in corporate governance;
•	Changes in corporate structure;
•	Appointment of auditors;
•	Social responsibility programs;
•	Compensation plans for executives; and
•	Mergers and acquisitions, as applicable.

Madison will typically vote against shareholder proposals; however, Madison seeks the best of interests of its clients, and is not bound by the recommendations of a security's Board of Directors or the recommendations of any third-party proxy research and voting service.

Madison will use the services of an independent third party (e.g. Glass Lewis or Broadridge) for research, recommendations, and voting services. In the use of such services, Madison will typically vote the actual proxies on behalf of its clients. As discussed herein, where there is a material conflict of interest with a client or material conflict of interest with a client's portfolio holdings, Madison will typically defer to the voting recommendations of the third party proxy research provider, and vote that proxy in accordance with the instructions of the third party proxy voting service provider.

In the event Madison has proxies to vote, there may be instances when the Firm refrains from voting a Proxy, such as when Madison determines that the cost of voting the Proxy exceeds the expected benefit to the client and would not be in the client’s best interest. For example, the cost of voting certain foreign proxies may exceed the benefit to clients. Madison cannot anticipate every situation, and certain issues are better handled on a case-by-case basis. Proxy voting decisions are generally made by the relevant Madison Portfolio Management teams with knowledge of the security and coordinated by Madison operations personnel.

In cases where a proxy will not be voted or, as described below, voted against the Board of Directors’ recommendation, Madison’s policy is to make a notation to the file containing the records for such security explaining the Firm’s action or inaction, as the case may be. The majority of clients have elected that Madison vote the proxies on their behalf. The Firm votes client proxies in one of two ways. Proxy votes are either cast through Proxy Edge, a service which provides notification of proxy meetings and establishes voting through their electronic platform, or votes are made through proxyvote.com for those accounts which have not yet been set up on Proxy Edge.

IV.	ADMINISTRATION

The CCO will be responsible for the following:

1.	Overall compliance with this Policy; and
2.	Reviewing and updating the Policy, as appropriate.

IV.	MATERIAL CONFLICTS OF INTEREST

In the event Madison determines there is or may be a material conflict of interest between Madison and a client or client's portfolio holdings when voting Proxies, Madison will seek to resolve the issue in the best interest of its client. Madison will address such actual or potential material conflicts of interest using one of the following procedures:

1.	Madison may vote the Proxy using the established objective policies described herein;
2.	Madison may engage a third party to recommend a vote with respect to the Proxy based on application of the policies set forth herein or Madison may bring the Proxy to senior management of the Firm to make a determination; or
3.	Madison may employ such other method as is deemed appropriate under the circumstances, given the nature of the conflict.

Although it is not likely, in the event there is a conflict of interest between Madison and a client in connection with a material proxy vote, Madison will typically employ the services of an independent third party proxy services firm to make the proxy voting decision in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

In the absence of any conflict, if any member of the relevant Portfolio Management team determines that it would be in the clients’ best interests to vote against management recommendations (or, for Madison Scottsdale, any particular portfolio manager makes such determination), then the decision should be brought to the attention of the management team, or any subcommittee appointed by the management team from among its members, to ratify the decision to stray from the general policy of voting with management. Such ratification need not be in writing.

VI.       DISCLOSURES

Madison will make the following disclosures to clients:

1.	Upon request by a client, a copy of the Policy; and
2.	Upon request by a client, the Proxy voting record for Proxies voted on behalf of the client.

VII.       RECORDKEEPING

Madison will keep the following records, if applicable:

1.	A copy of the Policy;
2.	A copy of each Proxy statement received with respect to client portfolio securities, except when a Proxy statement is available on the SEC’s EDGAR public filing system, Madison may rely on that filing in lieu of keeping its own copy;
3.	A record of each Proxy vote cast by Madison on behalf of a client;
4.	A record of each Proxy vote Madison refrained from voting on behalf of a client;
5.	A copy of any document prepared by Madison that was material to a Proxy voting decision; and
6.	A copy of each written client request for information regarding how Madison voted Proxies on behalf of clients and any written response by Madison to any client requests shall be maintained in such client’s file.

Madison has retained the services of Proxy Edge to maintain the records of the proxy votes cast on behalf of clients. To the extent the Firm votes any proxies outside of this service, then copies of the voted proxy must be maintained in the applicable client or research file, as the case may be.

VIII.	AMENDMENTS

This Policy may be amended from time to time by the CCO.

December 2022

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Ray Di Bernardo, CFA is the lead Portfolio Manager for Madison's Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Ray has more than 25 years of equity management experience and is jointly responsible for the day to day management of the registrant. Prior to joining Madison in 2003 he was an equity analyst at Concord Trust in Chicago, and before that, an equity analyst and co-manager of international and emerging market portfolios at a Toronto-based international equity firm. Ray holds a BA from the University of Western Ontario.

Drew Justman, CFA serves as a Portfolio Manager on Madison’s Covered Call portfolios and Vice President of Madison Investment Holdings, Inc. Drew is jointly responsible for day to day management of the registrant. Prior to joining Madison, he worked with Merrill Lynch. Drew holds a BBA in Finance and Economics and an MS in Finance from the University of Wisconsin. He also graduated from the Applied Security Analysis Program.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of other accounts as follows:

 Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	2	$343,176,435	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

 1 Numbers are approximate.

Drew Justman:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts[1]	Accounts with Performance-Based Advisory Fees	Total Assets in Accounts with Performance-Based Advisory Fees
Registered Investment Companies	6	$844,036,749	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	134	$203,498,525	0	$0

1 Numbers are approximate.

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: None identified.

(a) (3) Compensation.

Madison believes portfolio managers should receive compensation for the performance of the funds they manage, their individual effort, and the overall profitability of the firm. As members of the investment teams, portfolio managers receive a base salary, are included in the investment team’s incentive compensation plan (ICP), and have the potential for equity ownership in the firm. The amount of firm equity any portfolio manager may acquire is at the discretion of the Board of Directors of Madison Investment Holdings, Inc. which considers a variety of factors including, for example, seniority, responsibility, and longevity.

With regard to ICP, portfolio managers receive up to 25% of the annual revenue of their respective investment strategy. Eighty percent (80%) of the ICP pool is paid to the investment team that manages each respective investment strategy and 20% is subjective, based largely on performance against benchmark, with consideration given to team dynamics within each respective investment strategy.

The intention of the 25% revenue model is to focus our portfolio managers on delivering consistent performance which in turn drives long-term assets under management and revenue growth for the firm. Madison believes that taking a long-term approach better aligns the interests of shareholders of the funds, our clients, the investment teams, and our firm.

There is no difference in the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account). Instead, compensation is based on the entire employment relationship, not on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2023, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Ray Di Bernardo	Madison Covered Call & Equity Strategy Fund	None
Drew Justman	Madison Covered Call & Equity Strategy Fund	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)  None*

(b)  None*

*Note to Item 9: As announced and disclosed in the registrant's prospectus, the registrant maintains a Dividend Reinvestment Plan. The plan has no expiration date and no limits on the dollar amount of securities that may be purchased by the registrant to satisfy the plan's dividend reinvestment requirements.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the registrant’s disclosure controls and procedures are effective, based on their evaluation of these controls and procedures within 90 days of the date of this report. There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) State Street serves as securities lending agent for the fund and in that role administers the fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and State Street (the "Securities Lending Agreement").

State Street is compensated for services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each fund earned and the fees and compensation it paid to State Street as securities lending agent in connection with its securities lending activities during the fiscal year ended December 31, 2023.

FUND	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Fees Paid for Cash Collateral Management Services	Rebate (paid to borrower)	Aggregate Fees/Compensation Paid by the Fund for Securities Lending Activity	Net Income to the Fund from Securities Lending Activities
Madison Covered Call & Equity Strategy Fund	$14,747	$504	$102	$12,962	$13,568	$1,179

The fund does not pay separate indemnification fees, administration fees, or other fees not reflected above.

Item 13. Exhibits.

(a)       (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)        Certifications pursuant to Section 906 of the Sarbanes - Oxley Act of 2002 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Madison Covered Call & Equity Strategy Fund

/s/ Steven J. Fredricks
Steven J. Fredricks, Chief Legal Officer & Chief Compliance Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan
Patrick F. Ryan, Principal Executive Officer

Date: February 27, 2024

/s/ Greg Hoppe
Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: February 27, 2024